Exhibit 10.10

                            FIVE STAR PRODUCTS, INC.
                            2007 INCENTIVE STOCK PLAN


Section 1.        Purpose of the Plan

         The purpose of this 2007 Incentive Stock Plan (the "Plan") is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of Five Star Products, Inc. (the "Company") by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's stockholders.

Section 2.        Definitions

         As used in the Plan,

         "Award" means any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" shall mean the Compensation Committee of the Board, which Committee shall consist solely of two or more outside directors within the meaning of Treas. Reg. ss.ss. 1.162-27(e)(3) or, in the event such a committee shall not have been appointed, the entire Board..

         "Common Stock" means the common stock, par value $0.01 per share, of the Company.

         "Company" means Five Star Products, Inc., a Delaware corporation.

         "Covered Employee" means a "covered employee" as that term is defined in Section 162(m)(3) of the Code or any successor provision.

         "Effective Date" has the meaning set forth in Section 18.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" of Common Stock, as of a date of determination, shall mean the following:

(a) Common Stock Listed and Shares Traded On Date Of Determination. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the Exchange Act) on the date of determination, the Fair Market Value per share shall be the last sale price of a share of the Common Stock on the applicable national securities exchange on the date of determination at the close of trading on such date. If the Common Stock is

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traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

                  (b) Common Stock Listed But No Shares Traded On Date Of Determination. If the Common Stock is listed on a national securities exchange but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the last sale price of the Common Stock on the most recent trade date before the date of determination at the close of trading on such date. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination. If the Common Stock is listed on a national securities exchange or are traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination or within a reasonable period before the date of determination, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include opinions of independent experts as to value and may take into account any recent sales and purchases of the Common Stock to the extent they are representative.

                  (c) Common Stock Not Listed. If the Common Stock is not listed on a national securities exchange and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period before the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of the Common Stock to the extent they are representative.

         "Grant Date" means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

         "Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined in
Section 422 of the Code or any successor provision.

         "Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

         "Nonrecurring Items" means nonrecurring items deemed not reflective of the Company's core operating performance, including, but not limited to, exogenous events, capital transactions, including, but not limited to, granting of Awards, acquisitions, divestitures, changes in accounting principles or "extraordinary items" determined under generally accepted accounting principles.

         "Option" means a right to purchase Common Stock granted under Section
7.

         "Participant" means any eligible person as set forth in Section 5 to whom an Award is granted.

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         "Performance Criteria" has the meaning set forth in Section 11.1.

         "Performance Share" has the meaning set forth in Section 10.1.

         "Performance Unit" has the meaning set forth in Section 10.2.

         "Plan" means this Five Star Products, Inc. 2007 Incentive Stock Plan.

         "Related Company" means any entity that is directly or indirectly controlled by the Company, as determined under section 424 of the Code.

         "Reload Option" means an Option granted to a Participant who exercises a previously held Option by surrendering Common Stock for all or part of the exercise price, pursuant to the provisions of Section 7.8.

         "Restricted Stock" means an Award of shares of Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Stock Appreciation Right" has the meaning set forth in Section 8.1.

         "Stock Unit" means an Award granted under Section 9, denominated in units of Common Stock.

         "Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or with which the Company combines in accordance with the rules of sections 409A and 424 of the Code.

         "Termination of Service," unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Committee, and such determination shall be final. Transfer of a Participant's employment or service relationship between wholly owned subsidiaries of the Company, or between the Company and any wholly owned subsidiary of the Company, shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

Section 3.        Administration

3.1      Administration of the Plan

                  The Plan shall be administered by the Committee.



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3.2      Administration and Interpretation by Committee

                  Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan and the Code as may from time to time be adopted by the Board, to (a) select the eligible persons as set forth in Section 5 to whom Awards may from time to time be granted under the Plan; (b) determine the type or types of Award to be granted to each Participant under the Plan; (c) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (d) determine whether shares of Common Stock to be covered by each Award granted under the Plan shall be shares of Common Stock; (e) determine the terms and conditions of any Award granted under the Plan; (f) approve the forms of agreements for use under the Plan; (g) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or Awards may be canceled or suspended; (h) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan;
(j) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (k) delegate ministerial duties to such of the Company's officers as it so determines; and
(l) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any eligible person.

Section 4.        Shares Subject to the Plan

4.1      Authorized Number of Shares

                  Subject to adjustment from time to time as provided in Section 15, the maximum number of shares of Common Stock available for issuance under the Plan shall be 2,500,000.

4.2      Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are reacquired by the Company, the shares subject to such Awards and the reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, (ii) covered by an Award that is settled in cash, or
(iii) reacquired by the Company on the open market using cash proceeds received by the Company from the exercise of Options shall be available for Awards under the Plan. The number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional Restricted Stock, Stock Units, Performance Shares or Performance Units. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company.

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(b) Notwithstanding the foregoing, the maximum number of shares that may be issued upon the exercise of Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15; and provided, further, that for purposes of Section 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

4.3      Limitation.

                  Subject to adjustment from time to time as provided in Section 15, no Participant shall be eligible to receive in any one calendar year Awards relating to more than 1,000,000 shares of Common Stock.

Section 5.        Eligibility

         An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities. The above are "eligible persons."

Section 6.        Awards

6.1      Form and Grant of Awards

                  The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award.

6.2      Evidence of Awards

                  Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

Section 7.        Options

7.1      Grant of Options

                  The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.



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7.2      Option Exercise Price

                  The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock issuable pursuant to the Option on the Grant Date, except in the case of Substitute Awards. In no event shall the Committee, without the prior approval of the Company's stockholders, cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or reduce the exercise price of an outstanding Option.

7.3      Term of Options

                  Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be as established for that Option by the Committee and set forth in the instrument that evidences that Option or, if not so established, shall be ten years from the Grant Date.

7.4      Vesting and Exercise of Options

                  The Committee shall establish and set forth in each instrument that evidences an Option the time at which, manner in which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

                  To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery as directed by the Company to the Company or a brokerage firm designated or approved by the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5      Payment of Exercise Price

                  The exercise price for shares purchased under an Option shall be paid in full as directed by the Company to the Company or a brokerage firm designated or approved by the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee as indicated in the instrument evidencing the Option for that purchase, which forms may include: (a) check; (b) wire transfer; (c) tendering by attestation shares of Common Stock already owned by the Participant that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option; or (d) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.



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7.6      Post-Termination Exercise

                  The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

7.7      Incentive Stock Options

                  The terms of any Incentive Stock Options shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Any such Incentive Stock Option by its terms must not be exercisable after the expiration of ten years from the Grant Date for the Incentive Stock Option, must not be exercisable by anyone other than the grantee otherwise than by will or the laws of descent and distribution, must be exercisable, during the grantee's lifetime, only by the grantee, and must state that it is an Incentive Stock Option. Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may not be granted Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the Option), such portion in excess of $100,000 shall be treated as Nonqualified Stock Options.

7.8      Reload Options.

                  When the Committee grants an Option, it may designate in the instrument that evidences such Option whether a Reload Option accompanies the Option and any limitations that will apply to such Reload Option. Unless otherwise designated by the Committee in the instrument that evidences an Option, such Option shall not be subject to any Reload Options. If it so desires, the Committee may permit multiple, successive Reload Options for an Option, and may designate such in the instrument that evidences an Option; but if no number of Reload Options is specified in the instrument that provides for such Reload Option, then the Option shall be subject to only one Reload Option. If the Committee has designated an Option as having an accompanying Reload Option, the Reload Option shall be for the same number of shares as is surrendered by the Participant in payment of the exercise price of the Option (but not for shares surrendered for tax or other withholding obligations) upon its exercise. The Reload Option shall have the same terms and conditions as the related original Option, including the expiration date of the original Option, except that (i) the exercise price for a Reload Option shall be the Fair Market Value of the Common Stock as of the date of grant of such Reload Option, and
(ii) the Reload Option shall become fully exercisable no earlier than six months after its date of grant.



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Section 8.        Stock Appreciation Rights

8.1      Grant of Stock Appreciation Rights

                  The Committee may grant stock appreciation rights ("Stock Appreciation Rights" or "SARs") to Participants at any time on such terms and conditions as shall be set forth in the instrument evidencing the Award. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option, and the grant price of a freestanding SAR shall be equal to the Fair Market Value of the Common Stock, on the Grant Date. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, (a) the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and (b) in the case of a tandem SAR, (i) the term shall not exceed the term of the related Option and
(ii) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

8.2      Payment of SAR Amount

                  Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the excess of the Fair Market Value of the Common Stock on the date of exercise over the grant price by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

Section 9.        Restricted Stock and Stock Units

9.1      Grant of Restricted Stock and Stock Units

                  The Committee may grant Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any of the Performance Criteria set forth in Section 11.1), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

9.2      Issuance of Shares

                  Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.



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9.3      Dividends and Distributions

                  Participants holding shares of Restricted Stock or Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

9.4      Waiver of Restrictions

                  Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate; provided, however, that the Committee may not adjust performance goals for any Restricted Stock or Stock Unit intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

Section 10.       Performance Shares and Performance Units

10.1     Grant of Performance Shares

                  The Committee may grant Awards of performance shares ("Performance Shares") and designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares, the length of the performance period and the other terms and conditions of each such Award. Each Award of Performance Shares shall entitle the Participant to a payment in the form of shares of Common Stock upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding satisfaction of any performance goals, the number of shares issued under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Covered Employee.

10.2     Grant of Performance Units

                  The Committee may grant Awards of performance units ("Performance Units") and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall entitle the Participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the amount earned under Awards of Performance Units upon satisfaction of any performance goal by any Covered Employee. The Committee, in its discretion, may substitute actual shares of Common Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit.



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Section 11.       Performance Criteria

11.1     Awards Subject to Performance Goals

                  Awards of Restricted Stock, Stock Units, Performance Shares, Performance Units and other Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more of the following business criteria within the meaning of Section 162(m) of the Code: profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, earnings per share, or earnings before or after taxes); net sales growth; net income (before or after taxes, interest, depreciation and/or amortization); gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets ("Performance Criteria"). Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

11.2     Use and Calculation of Performance Criteria

                  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude Nonrecurring Items. Performance Criteria shall be calculated in accordance with the Company's financial statements or generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's annual report. The Committee may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Criteria.

Section 12.       Other Stock or Cash-Based Awards

         In addition to the Awards described in Sections 7 through 10, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.



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Section 13.       Withholding

         The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award ("tax withholding obligations") and (b) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). The Company shall not be required to issue any shares of Common Stock or other consideration under the Plan until such tax withholding obligations and other obligations are satisfied.

         The Committee may permit or require a Participant to satisfy all or part of his or her tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant,
(c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a Fair Market Value equal to the tax withholding obligations and other obligations.

Section 14.       Assignability

         No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except that to the extent permitted by the Committee, in its sole discretion, a Participant may designate one or more beneficiaries on a Company-approved form who may receive payment under an Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing, with the approval of the Committee and in its sole discretion, an Award may be amended to permit the Participant to transfer Awards under this Plan to such persons as the Committee deems appropriate.

Section 15.       Adjustments

         In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other company or (b) new, different or additional securities of the Company or of any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2 all in accordance with section 424 of the Code and the Treasury regulations issued thereunder; (iii) the maximum number and kind of securities that may be issued to an individual in any one calendar year as set forth in Section 4.3; (iv) the maximum number and kind of securities that may be made subject to the different types of Awards available under the Plan; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.



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         The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

         Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

Section 16.       Amendment and Termination

16.1     Amendment, Suspension or Termination of the Plan

                  The Board or the Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan.

16.2     Term of the Plan

                  Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) the adoption of the Plan by the Board and (b) the Effective Date.

16.3     Consent of Participant

                  The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" within the meaning of section 424 of the Code and the Treasury regulations thereunder that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Specifically, the Committee may, with the consent of the person entitled to exercise any outstanding Option, amend an Option in any manner consistent with the provisions of this Plan that it may deem advisable. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions. All Options, SARs and other relevant Awards that are subject to Section 409A of the Code shall be granted and administered in accordance therewith at all times.

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Section 17.       General

17.1     No Individual Rights

                  No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

                  Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

17.2     Issuance of Shares

                  Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

                  The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

                  To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a uncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

17.3     No Rights as a Stockholder

                  Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, no Option or Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.



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17.4     Compliance With Laws and Regulations

                  Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

17.5     No Trust or Fund

                  The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

17.6     Successors

                  All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a merger, consolidation, direct or indirect purchase of all or substantially all the business and/or assets of the Company, or otherwise.

17.7     Severability

                  If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

17.8     Choice of Law

                  The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law.

Section 18.       Effective Date

         The Plan shall become effective (the "Effective Date") immediately following approval of the Plan by the Board of Directors; provided, however, that any Awards granted on or after the Effective Date, but prior to the date on which the Plan is approved by stockholders of the Company (within one year of the Effective Date), shall be void if the stockholders of the Company do not approve the adoption of the Plan.


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